UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 2, 2004
                                                ------------------------------

                        Morgan Stanley ABS Capital I Inc.
    (as depositor for the MS 2004-HE4 to be formed pursuant to a Pooling and
     Servicing Agreement, to be dated June 1, 2004, among Morgan Stanley ABS Capital I Inc., Chase Manhattan Mortgage Corporation, Countrywide Home Loans
      Servicing LP, HomEq Servicing Corporation, Aames Capital Corporation, Accredited Home Lenders, Inc., NC Capital Corporation and Deutsche Bank
                             National Trust Company)
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             (Exact name of registrant as specified in its charter)



Delaware                               333-113543                13-3939229
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(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


1585 Broadway, New York, New York                                     10036
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 296-7000
                                                  ---------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

     Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Collateral Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the Public Securities Association) furnished to Morgan Stanley ABS Capital I Inc. (the "Company") by Morgan Stanley & Co. Incorporated, Countrywide Home Loans Servicing LP and Utendahl Capital Partners, L.P. (the "Underwriters") in respect of the Company's proposed offering of certain classes of the Morgan Stanley ABS Capital I Inc. Trust 2004-HE4, Mortgage Pass-Through Certificates, Series 2004-HE4 (such classes, the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-113543) (the "Registration Statement"). The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

            The attached Computational Materials and Collateral Term Sheets were prepared solely by the Underwriters, and the Company did not prepare or participate in the preparation of the attached Collateral Term Sheets.

            Any statement or information contained in the attached Computational Materials and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99.1)                              Computational Materials prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2004-HE4, Mortgage Pass-Through
                                                Certificates, Series 2004-HE4.

            (99.2)                              Collateral Term Sheets prepared
                                                by Morgan Stanley & Co.
                                                Incorporated in connection with
                                                certain classes of the Morgan
                                                Stanley ABS Capital I Inc. Trust
                                                2004-HE4, Mortgage Pass-Through
                                                Certificates, Series 2004-HE4.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MORGAN STANLEY ABS CAPITAL I
                                          INC.



Date:  June 4, 2004
                                      By: /s/ Valerie H. Kay
                                          -------------------------------
                                          Name:   Valerie H. Kay
                                          Title:  Vice President

                              INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------
(99.1)            Computational Materials prepared by Morgan            (E)
                  Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                  Capital I Inc. Trust 2004-HE4, Mortgage
                  Pass-Through Certificates, Series 2004-HE4.


Exhibit No.       Description
-----------       -----------
(99.2)            Collateral Term Sheets prepared by Morgan             (E)
                  Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley ABS
                  Capital I Inc. Trust 2004-HE4, Mortgage
                  Pass-Through Certificates, Series 2004-HE4.